SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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                                              by Rule 14a-6(e)(2))

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                              WRL SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Persons(s) filing Proxy Statement, if other than the Registrant)

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    (4) Date Filed:

                              WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                               201 Highland Avenue
                              Largo, Florida 34640

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 21, 1996

TO THE SHAREHOLDERS:

     A special meeting of the shareholders of the Money Market Portfolio ("Portfolio") of the WRL Series Fund, Inc. (the "Fund"), will be held on Wednesday, February 21, 1996, at 10:00 a.m., at 201 Highland Avenue, Largo, Florida 34640, or any adjournment thereof, for the following purposes:

     (1) To approve a new Sub-Advisory Agreement between Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment") with respect to the Portfolio;

     (2) To amend the Portfolio's fundamental investment restriction regarding investment of the Portfolio's assets in any particular industry;

     (3) To amend and combine the Portfolio's fundamental investment restriction regarding commodities, and options and other derivative instruments and the Portfolio's fundamental investment restriction regarding investments of the Portfolio's assets in real estate or interest in real estate; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Portfolio shares at the close of business on December 22, 1995. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope.

                                          By Order of the Board of Directors,


                                          Thomas E. Pierpan
                                          Vice President and Assistant Secretary

January 5, 1996

                              WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                               201 Highland Avenue
                              Largo, Florida 34640

                            ------------------------

                                 PROXY STATEMENT
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                FEBRUARY 21, 1996

                            ------------------------

     This document is a proxy statement for the Money Market Portfolio ("Portfolio") of the WRL Series Fund, Inc. (the "Fund"), a series mutual fund consisting of several series or separate investment portfolios. This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Fund, on behalf of the Portfolio, to be used at the Fund's Special Meeting of Shareholders of the Portfolio ("Meeting"). The Meeting will be held on Wednesday, February 21, 1996, at 10:00 a.m. Eastern Time, at 201 Highland Avenue, Largo, Florida 34640, for the purposes set forth in the Notice of the Meeting.

     The proxies named in the shareholder proxy card will vote in accordance with the directions as indicated thereon by Western Reserve if your voting instruction form is received properly executed. If you properly execute your voting instruction form and give no voting instruction, your shares will be voted FOR all the proposals set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Policyowners abstain. Voting instructions may be revoked at any time prior to their exercise by execution of a subsequent voting instruction form, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

     A majority of the shares of stock outstanding on December 22, 1995, represented in person or by proxy, of the Fund must be present for the transaction of business at the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The costs of the Meeting, including the solicitation of proxies, will be paid by the Portfolio. The principal solicitation of proxies will be by the mailing of this proxy statement on or about January 5, 1996, but proxies may also be solicited by telephone and/or in person by representatives of the Fund and regular employees of Western Reserve or its affiliate(s). Such representatives and employees will not receive additional compensation for solicitation activities.


     Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of the Record Date, December 22, 1995, the Fund had outstanding 81,334,612 shares of the Money Market Portfolio (representing a cash value of $81,334,612), all of which are owned of record by the WRL Series Life Account or the WRL Series Annuity Account of Western Reserve, by Western Reserve directly, or by Pooled Account No. 27 of AUSA Life Insurance Company, Inc., ("AUSA"), an affiliate of Western Reserve. These Accounts and Western Reserve shall vote the shares at the Meeting in accordance with the instructions received from the holders of individual life insurance policies and individual and group variable annuity contracts (collectively, "Policies" owned by the "Policyowners") whose benefits thereunder are funded through those Accounts. (Holders of qualified group variable contracts may seek voting instructions from individual qualified plan participants if required under the terms of the qualified plan pursuant to which such group variable contract is held.)

                 POLICYOWNERS' RIGHT TO INSTRUCT WESTERN RESERVE

     The Fund has agreed to solicit instructions from the Policyowners, upon which instructions Western Reserve and AUSA will vote the shares of the Portfolio at the Meeting on February 21, 1996, and any adjournment thereof. The Fund will mail to each Policyowner of record as of December 22, 1995, a copy of this proxy statement. The number of Fund shares in the Portfolio for which a Policyowner may give instructions is determined as follows: for each Policy the number of votes in the Portfolio will be determined by dividing the amount of the Policy's cash value (the contract value, in the case of a variable annuity contract), attributable to the Portfolio by $100. Fractional shares will be counted. Based upon the cash value attributable to the Portfolio as of December 22, 1995, Policyowners are entitled to an aggregate of 813,346 votes with respect to the Portfolio.

     All shares for which Western Reserve and AUSA receive properly executed instructions, which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with such instructions. Western Reserve and AUSA will vote the shares of the Portfolio as to which no timely instructions are received, and any shares owned exclusively by Western Reserve, in proportion to the voting instructions which are received with respect to all Policies participating in the Fund. Voting instructions to abstain on the item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

     To the knowledge of the Fund, no person has the right to instruct Western Reserve or AUSA with respect to 5% or more of the shares of the Portfolio. However, the proportionate voting policy will result in certain Policyowners' instructions affecting the vote of 5% or more of total outstanding shares. These particular Policyowners and the percentage of votes which their instruction may affect will depend upon which Policyowners provide instructions and which Policyowners do not.

PROPOSAL 1

       APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH J.P. MORGAN INVESTMENT
                 MANAGEMENT INC. FOR THE MONEY MARKET PORTFOLIO

     The Policyowners of the Portfolio will be asked at the Meeting to approve a new Sub-Advisory Agreement (for purposes of this Proposal, "New Sub-Advisory Agreement") between Western Reserve and J.P. Morgan Investment with respect to the Portfolio. The New Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Current Investment Advisory Agreement, New Sub-Advisory Agreement or the Present Sub-Advisory Agreement or interested persons of such parties ("independent directors"), at a meeting held on December 4, 1995. Western Reserve, as Investment Adviser to the Portfolio, had recommended to the Board of Directors that the Fund retain J.P. Morgan Investment to serve as the new Sub-Adviser for the Portfolio. The New Sub-Advisory Agreement is attached as Exhibit A.


     Janus Capital Corporation ("Janus Capital"), located at 100 Fillmore Street, Denver, Colorado 80206, currently serves as Sub-Adviser for the Portfolio and has done so since the commencement of the Portfolio's operations in October, 1986, pursuant to a Sub-Advisory Agreement (for purposes of this Proposal, "Present Sub-Advisory Agreement") between Western Reserve and Janus Capital with respect to the Portfolio. It is currently anticipated that, in light of the Board's recommendation, Janus Capital will resign its position as Sub-Adviser of the Portfolio, effective not later than April 30, 1996.

     The New Sub-Advisory Agreement as approved by the Board of Directors is now being submitted for approval by the Policyowners of the Portfolio. If it is approved by a Majority Vote of the outstanding units of the Portfolio, it will continue in effect for an initial term ending April 22, 1998, and will continue from year to year thereafter, subject to approval annually by the Board of Directors or by a Majority Vote of the outstanding shares of the Portfolio, and also, in either event, approval by a majority of the independent directors who are not parties to the New Sub-Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on such approval. "Majority Vote" for purposes of this proxy statement, and under the Investment

Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. If the Policyowners of the Portfolio should fail to approve the New Sub-Advisory Agreement, the Board of Directors shall consider appropriate action with respect to such non-approval of the New Sub-Advisory Agreement, including, but not limited to, retention of Janus Capital as Sub-Adviser to the Portfolio.

CURRENT INVESTMENT ADVISORY AGREEMENT

     Western Reserve, a life insurance company located at 201 Highland Avenue, Largo, Florida 34640, serves as the Portfolio's Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

     Pursuant to the existing Investment Advisory Agreement between Western Reserve and the Fund, dated February 26, 1991 ("Current Investment Advisory Agreement"), and subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies and performing additional management and administrative services. As compensation for its services to the Portfolio, the Investment Adviser presently receives monthly compensation at the annual rate of 0.50% of the average daily net assets of the Portfolio. At its meeting on December 4, 1995, the Board of Directors approved a resolution which, contingent upon the approval of this Proposal at the Meeting, will, effective May 1, 1996, reduce the annual compensation paid to the Investment Adviser pursuant to the Current Investment Advisory Agreement from 0.50% to 0.40%.

     The Investment Adviser is responsible for providing investment advisory services and, in addition to expenses that Western Reserve may incur in performing its services under the Current Investment Advisory Agreement, pays the compensation, fees, and related expenses of all Directors of the Fund who are affiliated persons of Western Reserve or any of its subsidiaries. The Portfolio pays all other expenses incurred in its operation, including general administrative expenses. Accounting services are provided for the Portfolio by the Investment Adviser. Pursuant to an expense limitation voluntarily adopted by Western Reserve, Western Reserve has undertaken, until at least April 30, 1996, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees, but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed 0.70% of the Portfolio's average daily net assets.

     Other than the reduction in annual compensation to the Investment Adviser noted above, approval of the New Sub-Advisory Agreement by Policyowners will have no effect on the Current Investment Advisory Agreement between Western Reserve, which is not affiliated with Janus Capital or J.P. Morgan Investment, and the Fund. Western Reserve will continue to serve as Investment Adviser to the Portfolio pursuant to the Current Investment Advisory Agreement between the Fund and Western Reserve.

PRESENT SUB-ADVISORY AGREEMENT

     Pursuant to the Present Sub-Advisory Agreement for the Portfolio, which is dated February 26, 1991, the Fund's Investment Adviser, Western Reserve, contracts with Janus Capital for sub-advisory services. The Present Sub-Advisory Agreement for the Portfolio was initially approved by the Fund's Directors at a special meeting held for such purpose on December 30, 1990, and was most recently approved at a meeting held for such purpose by the Board of Directors, including a majority of the independent directors, on March 6, 1995. The Present Sub-Advisory Agreement for the Portfolio was approved by Policyowners at a special shareholders meeting held for such purpose on January 22, 1991.

     Pursuant to the Present Sub-Advisory Agreement, Janus Capital provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, Janus Capital is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and places orders to buy or sell securities on behalf of the Portfolio. Janus Capital bears expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

     Thomas H. Bailey is the President of Janus Capital. Kansas City Southern Industries, Inc., located at 114 West 11th Street, Kansas City, Missouri 64105, owns 83% of Janus Capital.

     For its services as Sub-Adviser, Janus Capital is paid compensation from the Investment Adviser at the annual rate of 0.25% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 1994, Janus Capital received sub-advisory fees in the amount of $175,899. For the fiscal year ended December 31, 1995, Janus Capital received approximately $212,000 in sub-advisory fees.

     Janus Capital is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio. Janus Capital may occasionally place portfolio business with the affiliated brokers of the Investment Adviser or Janus Capital. In placing portfolio business with all dealers, Janus Capital seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Janus Capital is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services, if Janus Capital determines that such commissions are reasonable in relation to the overall services provided and Janus Capital receives best execution. The information received may be used by Janus Capital in managing the assets of other advisory and sub-advisory accounts, as well as in the management of the assets of the Portfolio.

     Under its terms, the Present Sub-Advisory Agreement for the Portfolio will continue in effect until April 22, 1996, and from year to year thereafter, so long as such continuance is specifically approved at least annually by the vote of a majority of the independent directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act). The Present Sub-Advisory Agreement may be terminated with respect to the Portfolio at any time, without penalty, by the Directors of the Fund or by shareholders of the Portfolio acting by vote of a least a majority of its outstanding voting securities (as that phrase is defined in the 1940 Act), on 60 days' written notice to Janus Capital, or by Western Reserve if it gives 60 days' written notice to Janus Capital. The Present Sub-Advisory Agreement may be amended with respect to the Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act) and the approval by the vote of a majority of the independent directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

NEW SUB-ADVISORY AGREEMENT

     If the New Sub-Advisory Agreement with J.P. Morgan Investment, located at 522 Fifth Avenue, New York, New York 10036, is approved by the vote of a majority of the Portfolio's outstanding shares, J.P. Morgan Investment will become the new Sub-Adviser of the Portfolio, effective May 1, 1996. As of that date, Janus Capital will no longer serve as Sub-Adviser of the Portfolio (but will continue to serve as Sub-Adviser to the Growth Portfolio, Bond Portfolio and Global Portfolio of the Fund).

     The New Sub-Advisory Agreement requires J.P. Morgan Investment to provide, subject to the supervision of Western Reserve, a continuous investment program for the Portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolio, in accordance with the Portfolio's investment objective, policies, and restrictions. J.P. Morgan Investment will determine from time to time what securities and other investments will be purchased, retained, or sold by the Portfolio and will place orders pursuant to its investment determinations.

     The New Sub-Advisory Agreement contains many terms and conditions which are essentially the same as the terms and conditions of the Present Sub-Advisory Agreement, with the exception of the following differences:

     (1) The New Sub-Advisory Agreement states that the Sub-Adviser makes the investment decisions as to which securities will be purchased and sold for the Portfolio. The Present Sub-Advisory Agreement states that the Sub-Adviser supervises the purchase and sale of securities as directed by officers of the Fund and of the Investment Adviser;

     (2) The New Sub-Advisory Agreement explicitly requires the Investment Adviser to provide the Sub-Adviser with a set of "Guidelines" setting forth the limitations on the types of securities in which the Portfolio is permitted to invest, and investment activities in which the Portfolio is permitted to engage. Additionally, the New Sub-Advisory Agreement requires the Investment Adviser to provide the Sub-Adviser with a daily report with respect to the Fund's compliance with certain tests required by the Internal Revenue Code of 1986, as amended. The Present Sub-Advisory Agreement does not explicitly require such guidelines or reports from the Investment Adviser to the Sub-Adviser;

     (3) The New Sub-Advisory Agreement explicitly states the terms and conditions under which the Sub-Adviser will seek "best execution" of securities transactions on behalf of the Portfolio according to the requirements of Section 28(e) of the Securities Exchange Act of 1934. The Present Sub-Advisory Agreement does not explicitly state such terms and conditions; however, the Portfolio has to date followed the guidelines for 'best execution" according to Section 28(e);

     (4) The New Sub-Advisory Agreement states that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Sub-Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties. The Present Sub-Advisory Agreement does not include a corresponding provision;

     (5) Under the New Sub-Advisory Agreement, compensation payable by the Investment Adviser to the Sub-Adviser will be at the annual rate of 0.15% of the Portfolio's average daily net assets. Under the Present Sub-Advisory Agreement, the Sub-Adviser is paid compensation by the Investment Adviser at the annual rate of 0.25% of the Portfolio's average daily net assets. It should be noted that the annual rate of compensation from the Fund to the Investment Adviser, from which the Investment Adviser pays compensation to the Sub-Adviser, will be correspondingly reduced from 0.50% to 0.40% of the Portfolio's average daily net assets;

     (6) The New Sub-Advisory Agreement states in detail the types of expenses to be borne by the Portfolio Fund and not by the Sub-Adviser. The Present Sub-Advisory Agreement does not include a corresponding provision;

     (7) The New Sub-Advisory Agreement states that the Sub-Adviser currently acts, and will continue to act, as investment adviser to fiduciary and other managed accounts and investment companies and will allocate investments suitable to each in accordance with a methodology suitable and appropriate to each entity. The Present Sub-Advisory Agreement does not include a corresponding provision; and

     (8) The New Sub-Advisory Agreement provides indemnification by the Investment Adviser to the Sub-Adviser against any and all losses, claims, damages or liabilities to which the Sub-Adviser may become subject in the course of the Sub-Adviser's performance of its duties to the Portfolio. The Present Sub-

     Advisory Agreement does not include a corresponding provision. It should be noted that this indemnification is provided to the Investment Sub-Adviser by the Investment Adviser, and not by the Fund.

     The New Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by Western Reserve upon 60 days' written notice to J.P. Morgan Investment and the Fund; by J.P. Morgan Investment upon 60 days' written notice to Western Reserve and the Fund; or by the Fund, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Portfolio, upon 60 days' written notice to J.P. Morgan Investment.

     Under the New Sub-Advisory Agreement, Western Reserve will pay J.P. Morgan Investment a fee, payable monthly, based on the aggregate average daily net assets of the Portfolio, at the annual rate of 0.15% of the aggregate average daily net assets of the Portfolio. Western Reserve will pay J.P. Morgan Investment this fee out of the advisory fee that it receives from the Portfolio.

INFORMATION ABOUT J.P. MORGAN INVESTMENT

     J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"), J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of Morgan. The principal business address of J.P. Morgan Investment is 522 Fifth Avenue, New York, New York, 10036.

     Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan Investment's assets under management have grown to over $133 billion. With offices in London and Singapore, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive investment management services to an international group of clients. Investment management activities in Japan, Australia, and Germany are carried out by affiliates: J.P. Morgan Trust Bank Limited in Tokyo, J.P. Morgan Investment Management Australia Limited in Melbourne, and J.P. Morgan Investment GmbH in Frankfurt.

     Keith M. Schappert is the President and Chief Executive Officer of J.P. Morgan Investment. See Appendix A to this proxy statement for a complete list of the directors and principal executive officers of J.P. Morgan Investment and a table setting forth the registered investment companies having similar investment objectives to the Portfolio for which J.P. Morgan Investment serves as sub-adviser, including the fees payable to J.P. Morgan Investment.

THE DIRECTORS' RECOMMENDATION

     In determining whether it was appropriate to approve the New Sub-Advisory Agreement and to recommend approval to Policyowners, the Board of Directors, including the Directors who are not interested persons of Western Reserve or J.P. Morgan Investment, considered various matters and materials provided by J.P. Morgan Investment. Information considered by the Directors included, among other things, the following: (1) that the compensation to be received by J.P. Morgan Investment will be less than the compensation paid to the current Sub-Adviser, and that the compensation paid by the Portfolio to the Adviser will be reduced accordingly by an equal amount; (2) that the nature and quality of the services required to be performed by the Sub-Adviser to the Portfolio requires an entity more experienced in the management of money market portfolios, such as J.P. Morgan Investment, than is the Current Sub-Adviser (see Appendix A); (3) the results achieved by J.P. Morgan Investment in other areas of investment management, including the management of portfolios comparable to the Portfolio; and (4) the personnel and research capabilities of J.P. Morgan Investment and J.P. Morgan Investment's methodology in managing portfolios comparable to the Portfolio.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1

PROPOSAL 2

  AMENDMENT OF THE MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
              REGARDING INVESTMENT OF THE PORTFOLIO'S ASSETS IN ANY
                               PARTICULAR INDUSTRY

         CURRENT FUNDAMENTAL RESTRICTION:

         The Money Market Portfolio's current fundamental investment restriction regarding investment of the Portfolio's assets in any particular industry provides that the Portfolio may not:

                  Invest more than 25% of the value of the Portfolio's assets in any particular industry (other than Government securities).

         NEW FUNDAMENTAL RESTRICTION:


         If Proposal 2 is approved by a Majority Vote of the outstanding units of the Portfolio, the foregoing fundamental investment restriction for the Portfolio would be amended, and the Portfolio would implement a new fundamental investment restriction regarding investment of the Portfolio's assets in any particular industry, providing that the Portfolio may not:

                  Invest more than 25% of the value of the Portfolio's assets in any particular industry (other than Government securities OR OBLIGATIONS OF U.S. BRANCHES OF U.S. BANKS).

         The proposed change to this fundamental investment restriction does not alter the Portfolio's overall policy regarding industry concentration, which imposes a 25% limit on the Portfolio's investment of its assets in any particular industry. The proposed change also does not alter the ability of the Portfolio to invest MORE than 25% of its assets in Government securities. However, the proposed change to this fundamental investment restriction would also give the Portfolio the flexibility to invest more than 25% of its assets in obligations of U.S. branches of U.S. banks. The new Sub-Adviser to the Portfolio believes that such flexibility, which would permit the Sub-Adviser to invest the Portfolio's assets in a broader range of obligations of U.S. branches of U.S. banks, may enable the Sub-Adviser to take advantage of attractive investment opportunities for the Portfolio that would not be permitted under the current concentration policy if the Portfolio's investments in U.S. branches of U.S. banks had already reached 25% of assets.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2

PROPOSAL 3

      AMENDMENT AND COMBINATION OF THE MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING COMMODITIES, AND OPTIONS AND OTHER DERIVATIVE
      INSTRUMENTS, AND MERGER WITH THE MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS OF THE PORTFOLIO'S ASSETS
                   IN REAL ESTATE OR INTERESTS IN REAL ESTATE

         CURRENT FUNDAMENTAL RESTRICTIONS:

         The Money Market Portfolio's current fundamental investment restriction regarding commodities, and options and other derivative instruments, provides that the Portfolio will not:

                  Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         The Money Market Portfolio's current fundamental investment restriction regarding investment of the Portfolio's assets in real estate or interests in real estate provides that the Portfolio may not:

                  Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

         NEW FUNDAMENTAL RESTRICTION:


         If Proposal 3 is approved by a Majority Vote of the outstanding units of the Portfolio, the foregoing fundamental investment restrictions for the Portfolio would be amended and combined, and the Portfolio would implement a new fundamental investment restriction regarding commodities, and derivative instruments, as well as real estate or interests therein. This new fundamental investment restriction would provide that the Portfolio may not:

                  Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate (including real estate limited partnerships), commodities, or commodity contracts or interests in oil, gas or mineral exploration or development programs or leases. However, the Portfolio may purchase debt securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts.

         The purpose of the proposed adoption of a new investment restriction in place of the current restrictions on investments in commodities and real estate is to limit the Portfolio's investments to those appropriate for a money market fund. The current restrictions applicable to the Portfolio prevent the Portfolio from purchasing or selling physical commodities, but permit the purchase and sale of certain types of derivative instruments, as well as the purchase of equity securities issued by companies engaged in buying and selling real estate. The proposed new Sub-Adviser believes that the new investment restriction is more appropriate for a money market fund.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3

*     *     *     *     *     *     *     *     *     *     *     *     *     *

         A copy of the Annual Report or Semi-Annual Report for the Fund may be obtained without charge upon request by writing to the Fund at 201 Highland Avenue, Largo, FL 34640 or by calling 1-800-851-9777, Ext. 6538 if you are a variable annuity contract owner or Ext. 6510 if you are a variable life policyholder.

                              SHAREHOLDER PROPOSALS

         As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 201 Highland Avenue, Largo, Florida 34640.

                                 OTHER BUSINESS

         Management knows of no business to be presented to the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.


                                          By Order of the Board of Directors,

                                          Thomas E. Pierpan
                                          Vice President and Assistant Secretary

Largo, Florida
January 5, 1996

                                   APPENDIX A

     The directors and principal executive officers of J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment") and their principal occupations are as shown below. Unless otherwise indicated, the business address of each such person is 522 Fifth Avenue, New York, New York 10036.

                                        POSITION WITH J.P. MORGAN INVESTMENT
NAME AND ADDRESS                        AND PRINCIPAL OCCUPATION
----------------                        ------------------------------------
Kenneth W. Anderson                     Director and Managing Director, J.P. Morgan
J.P. Morgan Investment Management Inc.  Investment; Managing Director, Morgan Guaranty
28 King Street                          Trust Company of New York
London SW1Y 6XA
United Kingdom

Robert A. Anselmi                       Director, Managing Director, General Counsel and
                                        Secretary, J.P. Morgan Investment; Managing
                                        Director and Assistant Secretary, Morgan Guaranty
                                        Trust Company of New York

David L. Brigham                        Director and Managing Director, J.P.
                                        Morgan Investment; Managing Director,
                                        Morgan Guaranty Trust Company of New York

Jean L. P. Brunel                       Director, J.P. Morgan Investment; Managing
                                        Director, Morgan Guaranty Trust Company
                                        of New York

William L. Cobb, Jr.                    Director, Vice Chairman and Managing Director,
                                        J.P. Morgan Investment; Managing Director,
                                        Morgan Guaranty Trust Company of New York

Michael R. Granito                      Director and Managing Director, J. P. Morgan
                                        Investment; Managing Director, Morgan Guaranty
                                        Trust Company of New York

Thomas M. Luddy                         Director and Managing Director, J.P. Morgan
                                        Investment; Managing Director, Morgan Guaranty
                                        Trust Company of New York

Michael E. Patterson                    Director, J.P. Morgan Investment; Chief
J.P. Morgan & Co. Incorporated          Administrative Officer, J.P. Morgan & Co.
60 Wall Street                          Incorporated; Morgan Guaranty
New York, NY 10260-0060                 Trust Company of New York

C. Nicholas Potter                      Chairman of the Board and Director,
                                        J.P. Morgan Investment; Managing Director,
                                        Morgan Guaranty Trust Company of New York

Keith M. Schappert                      President, Director and Managing Director, J.P.
                                        Morgan Investment; Managing Director, Morgan
                                        Guaranty Trust Company of New York

APPENDIX A (continued)
                                        POSITION WITH J.P. MORGAN INVESTMENT
NAME AND ADDRESS                        AND PRINCIPAL OCCUPATION
----------------                        ------------------------------------
M. Steven Soltis                        Director, Managing Director and Chief
                                        Administrative and Financial Officer,
                                        J.P. Morgan Investment; Managing Director,
                                        Morgan Guaranty Trust Company of New York

John R. Thomas                          Director, J.P. Morgan Investment; President,
J.P. Morgan Trust Bank Ltd.             Director and Managing Director, J.P. Morgan Trust
Akasaka Park Building                   Bank Ltd.
2-20, Akasaka 5-chome
Minato-ku, Tokyo, Japan

     J.P. Morgan Investment receives fees for investment sub-advisory services provided to the following registered investment companies having a similar investment objective to the Portfolio:

                                        APPROXIMATE NET
                                          ASSETS AS OF                 RATE OF ANNUAL
INVESTMENT COMPANY                          11/30/95                    COMPENSATION
------------------                      ---------------                --------------
                                          ($ millions)

Sierra Trust Funds

 - Global Money Fund                      $ 39,775,933             .15% of average daily net assets


The Sierra Variable Trust

 - Global Money Fund                        19,719,986             .15% of average daily net assets


The Preferred Group of Mutual Funds

 - Preferred Money Market Fund             409,207,471             .15% of average daily net assets

American Skandia Trust

 - AST Money Market Portfolio              350,479,770             .15% on first $1 billion of average
                                                                      daily net assets
                                                                   .10% on balance

                             VOTING INSTRUCTION FORM
                              WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

     VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A
          SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                FEBRUARY 21, 1996

   I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Money Market Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on February 21, 1996, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 34640 as follows:

   (1) To approve the Proposed Sub-Advisory Agreement between J. P. Morgan Investment Management Inc. and Western Reserve:
                       [ ] For   [ ] Against   [ ] Abstain

   (2) To approve the change to the fundamental investment restriction regarding investment of the Portfolio's assets in any particular industry:
                       [ ] For   [ ] Against   [ ] Abstain


                                    FOLD HERE

   (3) To amend and combine the Portfolio's fundamental investment restriction regarding commodities, and options and other derivative instruments and the Portfolio's fundamental investment restriction regarding investments of the Portfolio's assets in real estate or interests in real estate:
                       [ ] For   [ ] Against   [ ] Abstain

   (4) In the discretion of Western Reserve transact such other business as may properly come before the meeting or any adjournment thereof.

                       THE BOARD OF DIRECTORS OF THE FUND
                      RECOMMENDS A VOTE FOR ALL PROPOSALS.

               PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY.

   I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated January 5, 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

   This instruction may be revoked at any time prior to the Meeting by notifying the Secretary of the Fund in writing.

                 __________________________________________    _________________
                 Policyowner or Contract Holder Signature      Date

 PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                                Moisten and Seal